SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 21, 2011

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24081 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100

Englewood, Colorado 80112

(Address of principal executive offices)

Registrant’s telephone number, including area code (303) 802-1000

N/A

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                     Entry into a Material Definitive Agreement.

On April 21, 2011, Evolving Systems, Inc., a Delaware corporation (the “Company”), announced the execution of an Asset Purchase Agreement, dated as of April 21, 2011 (the “Purchase Agreement”), with NeuStar, Inc., a Delaware corporation (the “Buyer”).  Under the terms of the Purchase Agreement, the Company will sell its numbering solutions business to the Buyer (the “Asset Sale”) for $39,000,000 in cash, subject to increase or decrease in accordance with a post-closing working capital adjustment and the assumption of certain liabilities related to the Company’s numbering solutions business.  The Company has agreed not to compete with the Buyer in the numbering solutions business anywhere in the world for a period of three years following the closing of the Asset Sale.

The Asset Sale has been approved by the Company’s board of directors.  In connection with the proposed transaction, the Company was advised by Lazard Frères & Co. LLC, and B. Riley and Co. has provided a fairness opinion to the Company’s board of directors.  Consummation of the transactions contemplated by the Purchase Agreement is subject to customary closing conditions, including approval by the stockholders of the Company and the receipt of all required government and customer approvals and consents.  Closing must occur within 120 days of signing, unless mutually extended by the parties.

The Purchase Agreement contains a “no solicitation” provision which restricts the Company’s ability to solicit third party proposals or provide information and engage in discussions with third parties relating to a sale of the Company’s numbering solutions business or a sale of the Company or its assets as a whole.  The “no solicitation” provision is subject to a “fiduciary-out” provision that allows the Company, prior to obtaining stockholder approval of the Asset Sale, to provide information, participate in discussions, withdraw its recommendation in support of the Asset Sale and enter into an alternative acquisition arrangement with respect to unsolicited third party proposals under certain circumstances.  The Purchase Agreement provides that, upon termination of the Purchase Agreement by the Company because the Company has received a third party offer that the Company’s board of directors determines is a “Superior Proposal” as defined in the Purchase Agreement, the Company will be required to pay the Buyer a termination fee of $1,500,000.  In addition, if the Company’s stockholders vote against approval of the Purchase Agreement, the Company may be required to pay the Buyer a termination fee of up to $1,000,000 under certain circumstances.  The Company is required to inform the Buyer of the terms of any third party offer and provide the Buyer with a period of four business days to match any proposal that the Company’s board of directors deems to be a Superior Proposal.  The Purchase Agreement also provides that if the Buyer terminates the Purchase Agreement due to certain pending litigation or certain governmental proceedings, it will be required to pay the Company a reverse termination fee of $500,000.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1.

The Singer Children’s Management Trust (the “Trust”) has indicated to the Company’s board of directors its support for the Purchase Agreement and the Asset Sale.  According to the most recent Schedule 13D/A filed by the Trust with the Securities and Exchange Commission (the “SEC”), the Trust beneficially owned approximately 22.9% of the Company’s common stock as of April 15, 2011.

Item 7.01               Regulation FD Disclosure

On April 21, 2011, the Company issued a press release announcing the execution of the Purchase Agreement.  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, based on current expectations, estimates and projections that are subject to risk.  Specifically, statements about the Company’s plans and timetable for selling its numbering solutions business, growth potential and future business following consummation of the transaction are forward-looking statements.  These statements are based on our expectations and are naturally subject to uncertainty and changes in circumstances.  Readers should not place undue reliance on these forward-looking statements, and the Company may not undertake to update these statements.  Actual results could vary materially from these expectations.  For a more extensive discussion of the Company’s business, and important factors that could cause actual results to differ materially from those contained in the forward-looking statements, please refer to the Company’s Annual Report on Form 10-K filed with the SEC on March 8, 2011, as well as subsequently filed Forms 10-Q, 8-K and press releases.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will be filing a proxy statement and other relevant documents with the SEC.  INVESTORS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ON THE PROPOSED TRANSACTION.  Investors will be able to obtain the proxy statement (when it is available) and other relevant documents filed with the SEC free of charge at the SEC’s website at www.sec.gov.  In addition, copies of the proxy statement and other documents filed by the Company with the SEC with respect to the proposed transaction may be obtained free of charge by directing a request to: Evolving Systems, Inc., 9777 Pyramid Ct., Suite 100, Englewood, CO 80112, Attn:  Anita T. Moseley, Secretary, 1-800-649-6562.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction.  Information concerning the Company’s directors and executive officers is set forth in the Company’s preliminary proxy statement for the 2011 Annual Meeting of Stockholders, filed by the Company with the SEC on April 4, 2011.  Stockholders may obtain additional information regarding the interests of such persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction by reading the proxy statement when it is filed with the SEC.

Item 9.01               Financial Statements and Exhibits

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated as of April 21, 2011, by and between Evolving Systems, Inc. and NeuStar, Inc.
99.1	Press Release dated April 21, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 21, 2011

Evolving Systems, Inc.

By:	/s/ ANITA T. MOSELEY
Anita T. Moseley
Sr. Vice President & General Counsel